1 Acquisition of Investor Presentation October 18, 2022 Exhibit 99.2

2 Forward Looking Statements & Additional Information This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express only management’s beliefs regarding future results or events and are subject to inherent uncertainty, risks, and changes in circumstances, many of which are outside of management’s control. Such risks and uncertainties could result in the Company's actual results differing from those projected in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the business of City and Citizens may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Citizens may fail to approve the Mergers; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which City and Citizens are engaged; (7) volatility in the interest rate environment may compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in City’s and Citizens’ markets could adversely affect operations; (10) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (11) an economic slowdown could continue to adversely affect credit quality and loan originations; and (12) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in City’s reports (such as its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under “ITEM 1A Risk Factors”, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (www.sec.gov). All forward-looking statements attributable to City’s, Citizens’ or the combined company’s, or persons acting on City’s or Citizens’ behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and City and Citizens do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If City or Citizens update one or more forward-looking statements, no inference should be drawn that City or Citizens will make additional updates with respect to those or other forward-looking statements.

3 Additional Information This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of City or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. City will file a registration statement on Form S-4 and other documents regarding the proposed transaction referenced in this presentation related to the Citizens transaction with the Securities and Exchange Commission (“SEC”) to register the shares of City’s common stock to be issued to the shareholders of Citizens. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Citizens in advance of its special meeting of shareholders to be held to consider the proposed Citizens merger. Before making any voting or investment decision, investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed Citizens transaction because they contain important information about City, Citizens and the proposed transaction. Shareholders are also urged to carefully review and consider each of City’s public filings with the SEC, including, but not limited to, their Annual Reports or Form 10-K, their Quarterly Reports or Form 10-Q, their Current Reports or Form 8-K and their proxy statements. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from City at www.bankatcity.com under the tab “Investors” or by directing a request to City Holding Company, 25 Gatewater Road P.O. Box 7520, Charleston, West Virginia 25356-0520, Attn.: Investor Relations. City, Citizens and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens in connection with the proposed Citizens merger. Information about the directors and executive officers of City and their ownership of City securities is set forth in the proxy statement for City’s 2022 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on March 14, 2022. Information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Citizens merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

4 Acquisition of Citizens Commerce Bancshares, Inc. Source: St. Louis Fed, US News & World Report, S&P Capital IQ Pro An Attractive Addition to Our Robust Kentucky Franchise Lexington-Fayette MSA Market Highlights 2020 Total GDP: $30B 2022 Median Household Income: $66,061 2010-2012 Population Growth: 12% 2022 Population: 529,800 Ranked 34 of 150 by U.S. News & World Report in 2021 “Best Places to Live” Deemed “Horse Capital of the World”; Home to America’s top bourbon distilleries • $6.2B in Total Assets • $5.3B in Total Deposits • $3.9B in Gross Loans • Tangible Common Equity / Tangible Assets of 7.4% • Combined Central Kentucky Branches: 12 Pro Forma Financial Highlights

5 Transaction Rationale & Highlights 1) Based on mean consensus analyst estimates for 2023 Franchise Strengthening Strategic Combination Financially Compelling Low Risk Transaction • Strategic acquisition of Kentucky-based community bank • Natural extension of branch network in the Lexington, Kentucky MSA • Consistent with CHCO’s track record of selectively combining with well- positioned banks in attractive markets (Poage 2018, Farmers 2018) • Opportunity for CHCO to build on Citizens’ strong stand-alone financial performance by offering a more expansive product set to its customer base • Pro forma total assets of $6.2B, total deposits of $5.3B, and gross loans of $3.9B • Immediately accretive to CHCO’s 2023 earnings per share¹ • Approximately 0.9% dilutive to tangible book value with an expected earnback period of less than a year • All-stock transaction utilizes CHCO’s currency and maintains strong capital ratio and balance sheet capacity for future organic and acquisition-based growth • Familiar and well established market, shared customer bases • Comprehensive and thorough due diligence completed from CHCO management • M&A experience from recent transactions leveraged throughout diligence process • Culturally aligned • Disciplined and coordinated approach to integration

6 Overview of Key Transaction Terms 1) Based on CHCO’s five day average closing price of $92.60 as of October 17, 2022. 2) Based on CCVS’s closing price of $7.85 on October 17, 2022. Target: Citizens Commerce Bancshares, Inc. (OTC:CCVS) Transaction Value¹: $61.0 million, or $15.43 per Citizens Commerce share Structure: 100% stock consideration with a fixed exchange ratio of 0.1666x Pro Forma Ownership: 96% City Holding / 4% Citizens Commerce Implied Market Premium2: 97% Price / Tangible Book Value2: 182% Approvals: Customary regulatory approvals and approval of CCVS shareholders Due Diligence: Comprehensive financial, business, operational, legal and loan diligence Anticipated Closing: Late Q1 2023

7 Pro Forma Branch Footprint Source: S&P Capital IQ Pro CHCO Branches (94) CCVS Branches (5) 1-mile 20% 5-mile 40% 10-mile 80% Proximity of CCVS Branches to CHCO Branches:

A History of Thoughtful and Successful Acquisitions

Timeline of Acquisition History

Expansion efforts focused profitable growth and successful integration

- **May 2005:** Acquired Classic Bancshares, Inc. in Ashland, KY
- **May 2012:** Acquired Virginia Savings Bancorp, Inc. in Front Royal, VA
- **January 2013:** Acquired Community Financial Corporation in Staunton, VA
  - Deemed a "troubled bank" by OCC, has seen significant improvement in asset quality and growth in loans
- **November 2015:** Acquired three branches from American Founders Bank
  - Entrance into Lexington, KY market – have seen strong loan growth since
- **December 2018:** Acquired Farmers Deposit Bancorp, Inc. in Cynthiana, KY and Poage Bankshares, Inc. headquartered in Ashland, KY with some branches in Central Kentucky

2022YTD EPS of $4.75,
3rd Q ROA 1.83%,
3rd Q ROTCE 21.8%

Commercial Portfolio: $1.8B
Residential Portfolio: $1.8B
Wealth Management: $1.4B

JD Power: Highest in Customer Satisfaction in KY,WV,OH,IN, MI region in 2022,2020,2019,2018

94 branches and 200,000 households served

Historical Asset Growth ($B)



POAGE BANKSHARES, INC.
Closed: December 2018
$450M Assets
Farmers DEPOSIT BANK
Closed: December 2018
$120M Assets
American Founders Bank
3 Divested Branches
Closed: November 2015
$145M Deposits
Select Bank & Trust
1 Divested Branch
In Virginia Beach, Va.
Closed: June 2019
$26M Deposits
CITIZENS COMMERCE
$3.7
$4.0
$4.1
$4.9
$0.6
$5.0
$5.8
$6.0
$6.2
$0.4
2015
2016
2017
2018
2019
2020
2021
Pro Forma

Source: S&P Capital IQ Pro

8